Exhibit 99.1

February 2015 DELIVERING HIGH PERFORMANCE Andrea K. Tarbox Vice President and CFO

2 FORWARD LOOKING STATEMENTS The information in this presentation and statements made during this presentation may contain certain forward-looking statements within the meaning of federal securities laws. These statements reflect management’s expectations regarding future events and operating performance. These forward-looking statements involve a number of risks and uncertainties. A list of the factors that could cause actual results to differ materially from those expressed in, or underlying, any forward-looking statements can be found in the Company’s filings with the Securities and Exchange Commission, such as its annual and quarterly reports. The Company disclaims any obligation to revise or update such statements to reflect the occurrence of events after the date of this presentation. This presentation refers to non-U.S. GAAP financial information. A reconciliation of those numbers to U.S. GAAP financial measures is available on the company’s website at KapStonePaper.com under Investors. Forward-Looking Statements Non-GAAP Financial Measures Risk Factors

3 KAPSTONE – COMPELLING INVESTMENT OPPORTUNITY Co-invest with two successful, veteran entrepreneurs in the paper and packaging segment – Roger Stone and Matt Kaplan Unique management/shareholder alignment with Roger Stone and Matt Kaplan collectively having a ~10% beneficial ownership KapStone IRR since 8/19/2005 IPO 42%1 Focused on containerboard, corrugated products and kraft paper Industry leader – 5th largest U.S. containerboard and largest U.S. specialty kraft paper producer Exposure to virgin furnish and capabilities in high performance containerboard Growth story with disciplined investment approach Successful acquisition track record in an consolidating industry Capitalizing on organic growth opportunities Strong financial position to support growth 1 Annual total return on initial IPO units, including warrant exercise for cash at expiry and subsequent dividend payments, through February 13, 2015

4 THE BUILDING OF KAPSTONE US Corrugated Inc. Purchase Price $332 million 6.4 Xs TTM Adj. EBITDA IP’s kraft paper business Purchase Price $204 million 3.3 Xs TTM Adj. EBITDA MWV’s kraft paper business Purchase Price $466 million 5.8 Xs TTM Adj. EBITDA Jan 1, 2007 Jul 1, 2008 Oct 31, 2011 Longview Fibre Purchase Price $1.025 billion 6.1 Xs TTM Adj. EBITDA Jul 18, 2013 Four major acquisitions since 2007 Longview acquisition provided scale, resources and a Western footprint Enhanced ability to service national and large regional customer base Broader, experienced management team 2009 2010 2011

KAPSTONE TODAY

Flexible paper mill system – Total capacity of 2.9 million tons



Longview, WA mill
- 1.3 million ton annual capacity (excess pulping capacity 0.3 million tons)
- Targeted furnish mix – ~70% virgin and ~30% recycled, highly flexible mill
- Linerboard, kraft paper and medium

Charleston, SC and Roanoke Rapids, NC mills
- 1.35 million ton annual combined capacity
- 100% virgin in excellent wood basket
- Linerboard, kraft paper, DuraSorb® and Kraftpak®

Cowpens, SC mill
- 0.24 million ton annual capacity
- 100% recycled
- Medium and linerboard

21 converting plants located throughout the U.S.

- 18 bsf of capacity
- Corrugated boxes and sheets



5

6 WELL POSITIONED TO MEET OUR CUSTOMERS’ NEEDS

7 PRODUCT MIX

8 CONTAINERBOARD/CORRUGATED PRODUCTS Primarily virgin mill system with national footprint 5th largest system by capacity in the U.S. Majority of end markets are consumer non-durable end uses High strength/lightweight linerboard industry leader Cost advantaged solution for box customer without compromising strength Unique product that enhances customer demand Higher cost/higher margin product Well invested converting system with opportunity for growth ~18 bsf capacity and 12.9 bsf production in 2014

9 SPECIALTY PAPER U.S. leader in kraft papers High performance multiwall and various kraft grades Only US producer of extensible (high performance) grades DuraSorb® (Saturating Kraft) business is also a global leader Used in various high pressure laminates including furniture, countertops and flooring International customer base Kraftpak® business is a virgin fiber, unbleached, uncoated folding carton board Unique consumer applications

INTERNAL INVESTMENTS AND OPTIMIZATION Developed long-term discretionary CAPEX plan focused on fast-return projects Charleston PM #3 (Feb. ’14) - $29 million Estimated simple payback of less than two years Capable of highly efficient production of virgin high performance ultra light-weight linerboard grades Longview PM #10 (Apr.’14) - $16 million Estimated simple payback of two years Capable of highly efficient production of virgin high performance ultra light-weight linerboard grades Various investments in corrugating assets in 2014 Aurora corrugator (3Q’15) - $10 million est. Estimated simple payback of three years Qualification of specialized paper grades on multiple machines Logistics optimization IT Systems integration Other initiatives 10

11 SOUND CONTAINERBOARD INDUSTRY CONDITIONS Containerboard industry consolidation continuing Smaller mill systems likely to be available in the future Fragmented box plant industry structure persists Divestment of trees and other operating assets requires industry competitors to earn appropriate returns on containerboard capital investments Domestic supply and demand are roughly in balance Improved full year mill operating rates 96% AF&PA with manageable inventory Box demand recovery happening but still below 2007 levels Virgin mill assets are well positioned for the long term High barriers to entry (e.g., capital permitting and fiber basket) Global demand should drive OCC demand and pricing as well as need for virgin fiber Anticipate increased demand as worldwide economies improve Stronger U.S.$ may impact export pricing 11

12 Growth story with disciplined capital allocation Use Source 1 Please see reconciliation for Adjusted EBITDA in our public filings or on our web site. Historical numbers adjusted for dunnage bag sale in 2009

13 STRONG FINANCIAL POSITION TO SUPPORT GROWTH Strong liquidity $28 million of cash $396 million of committed and available revolving credit commitments Ability to raise incremental $300 million under existing accordion credit facility Low cost, flexible credit facility and securitization with $1,062 million outstanding on December 31, 2015 $ 664 million due 7/18 (no amortization until 2017) $ 231 million due 7/20 (no amortization until 2020) $ 167 million of receivables borrowings Blended interest rate ~2% Credit agreement Debt to EBITDA ratio – 2.38x vs. covenant 4.25x (stepping down to 4.00x on 3/31/15) Well funded pension, 97% (per GAAP), with $1 million in estimated contributions in 2015 2014 free cash flow generation $176 million Note: All data as of 12/31/14 and calculated according to KapStone’s credit agreement

Summary of Key Assumptions for Q1 2015 14 Prices – Compared to Q1 2014 Kraft paper price increase of $50 per ton Lower export containerboard prices FX impact expected to be negative $2 - $3 million Current planned outages and major maintenance $8 million expense Q1 2015 versus $15 million Q1 2014 Loss of 2,600 production tons Q1 2015 versus 14,300 tons in Q1 2014 Inflation Higher wages, compensation and benefit costs Higher pension costs of $2 million due to amortization of actuarial losses and lower estimated earnings on pension plan assets Q1 2014 severe winter weather impact, hopefully, does not reoccur West coast port issues still impacting west coast operations Effective income tax rate from operations of 35 percent. Cash tax rate similar to ETR CAPEX expected to be $30 to 35 million

Summary of Key Assumptions for Full Year 2015 Pricing Full year benefit from 2014 $50 per ton Kraft paper price increase Lower export containerboard prices Volume Benefits from full year of 2014 paper machine upgrades More tons of containerboard are expected to be internalized within our own box plants Inflation West coast higher fiber costs in Q1 gradually decrease later in the year partially offsetting increasing fiber costs on east coast Union wage increases based on contracts Higher compensation and benefit costs Higher pension costs of $5 million due to amortization of actuarial losses and lower estimated earnings on pension plan assets Planned maintenance outages lower by $5 million and potential for 4,500 more tons produced Weighted average interest rate on term loans expected to be 1.82 percent based on current LIBOR rates Estimated effective income tax rate from operations of 35 percent; Cash tax rate similar to ETR CAPEX for 2015 expected to be approximately $135 million 15

Continue to grow our business profitably by opportunistically investing in brown paper and packaging assets Maximize capital returns Optimizing operations of acquired companies Focusing on cash generation Think big, act small 16 KAPSTONE’S GUIDING PRINCIPLES & RESULTS Results Delivering High Performance Comparison of 5 Year Cumulative Total Return Assumes Initial Investment of $100